SCHEDULE 14C
                           INFORMATION STATEMENT

              INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[X]  Preliminary Information Statement
 -
[ ]  Confidential for use of the Commission Only (as permitted by Rule 14c-
 -   5(d)(2))
[ ]  Definitive Information Statement
 -

                         REDWOOD ENERGY GROUP, INC.
                         --------------------------
              (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
---
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11. --- (1) Title of each class of securities to which transaction applies:
N/A
     (2)  Aggregate number of securities to which transaction applies: N/A
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
     (4)  Proposed maximum aggregate value of transaction: N/A
     (5)  Total fee paid: N/A

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid: N/A
     (2) Form, Schedule or Registration Statement No.: N/A
     (3) Filing Party: N/A
     (4) Date Filed: N/A



                         REDWOOD ENERGY GROUP, INC.
                            1201 West 5th Street
                                 Suite F360
                       Los Angeles, California 90017
                               (213) 534-3620


                           INFORMATION STATEMENT

We are not asking you for a proxy and you are not requested to send a proxy

Approximate date of mailing of this Information Statement: March 3, 2003

TO ALL STOCKHOLDERS:

NOTICE is hereby given that Redwood Energy Group, Inc., ("we", "us" or the "Company") will take the following actions pursuant to written consent of a majority of our stockholders:

To amend our Articles of Incorporation to change our name to Redwood Entertainment, Inc., or such other similar name as may be available.

Stockholder of Records on the close of business on February 23, 2003, are entitled to notice of the foregoing.

The Company will pay all costs of preparing, printing and mailing this Information Statement.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.



Date:  March 3, 2003                 /s/ Whitney Farmer
                                     ----------------------------
                                     Whitney Farmer, President


                             TABLE OF CONTENTS

INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT . . . . . . . . . .2
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF. . . . . . . . . . . . . .3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. . . . . . . . . . . . . .3
SECURITY OWNERSHIP OF MANAGEMENT . . . . . . . . . . . . . . . . . . . . .4
STOCKHOLDER ACTION . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . .5






                                INTRODUCTION

This Information Statement is being furnished by the board of directors of Redwood Energy Group, Inc., ("we", "us" or the "Company"), to stockholder in connection with actions taken by certain stockholders holding a majority of the outstanding shares of the Company by written consent without a meeting pursuant to Section 78.320 of the Nevada Revised Statutes.

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION

Q.   Who is entitled to receive this Information Statement?

A. All record holders of our common stock as of the close of business on March 3, 2003, are entitled to receive this Information Statement. On that day, approximately 5,346,228 shares of common stock were issued and outstanding and eligible to receive this Information Statement.

Q.   Why is the Company sending me this Information Statement?

A. The Securities and Exchange Commission requires the Company to notify you of actions taken by stockholders without a meeting. In this case, the board of directors has approved, and the stockholders have approved and ratified by written consent, a change in the Company's name from Redwood Energy Group, Inc., to Redwood Entertainment Group, Inc., or such other similar name as may be available, and that the Board of Directors of the Company has declared a forward stock split of three for one, or in other words an owner of one share prior to the forward stock split will now own three (3) shares of the Company.


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Q.   Why is the Company changing its name?

A. We are changing our name to better reflect the recent change in our business model from marketing energy related products and services to an entertainment producer and marketing company.


Q.   What am I required to do?

A.   Nothing.  We are providing you with information about our name change.



Q.   Should I send my stock certificates now?

A. No. After the name change is completed, you may at your option and your expense send in your stock certificates to the Company's transfer agent for new certificates reflecting the name change. You are not required to exchange your stock certificates if you do not wish to incur the expense.


Q.   Am I entitled to dissenter's rights?

A. No. The Nevada Revised Statutes does not provide for dissenter's rights in connection with a name change.


Q.   What interests in the name change do the members of management have?

A. No director, executive officer, nominee for election as a director, associate of any director, nominee for election as an executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment which is not shared by all other stockholders.




              VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the record date, our authorized capitalization consisted of 100,000,000 shares of common stock. As of the record date, there were 5,346,228 shares of common stock outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of common stock entitles the holder to one vote on each matter submitted to the shareholder.


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              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table shows, with respect to each person or entity known to the Company to be the beneficial owner of more than 5% of the Company's common stock (other than as set forth in the "Security Ownership of Management" table below), (1) the number of shares of common stock so owned, and (2) the percentage of all shares outstanding represented by such ownership (based upon the number of shares outstanding as of February 21, 2003).


Title of       Name and Address of              Amount and Nature of     Percentage
Class          Beneficial Owner                 Beneficial Ownership(2)  of Class

Common         Robert Gower                       4,000,000                74.8%
               100 Rowland Way, Suite 215
               Novato, California 94945

Common         Brent Fouch                          440,250                 8.24%
               990 Highland Dr., Suite 106
               Solano Beach, California 92075


                      SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the beneficial ownership as of March 3, 2003, of the common stock of the Company by each director who owns shares, by the director nominees, all executive officers, and all directors and executive officers as a group. The information as to beneficial stock ownership is based on data furnished by the persons concerning whom such information is given. The address for all of the executive officers and directors is the address of the Company's principal executive offices, which are located at 1201 West 5th Street, Suite F360, Los Angeles, California 90017.

Title of    Name of                     Amount and Nature of             Percentage
Class       Beneficial Owner            Beneficial Ownership(2)          of Class
--------    ---------------------       -----------------------------    -----------
Common      Brian R. Davis (1)(3)            93,931                        1.8%

------------------------------------------------------------------------------------
Common      Officers, Directors and          93,931                        1.8%
            Nominees as a Group:  3 persons
------------------------------------------------------------------------------------

(1)  Officer and/or Director of the Company
(2) The term "beneficial owner" refers to both the power of investment (the right to buy and sell) and rights of ownership (the right to received distributions from the company and proceeds from sales of the shares). Inasmuch as these rights or shares may be held by more than one person, each person who has a beneficial ownership interest in shares is deemed the beneficial owners of the same shares because there is shared power of investment or shared rights of ownership.

                                     4

(3) This number reflects shares held by B.R. Davis Investment Ltd. which holds approximately 55,985 shares and B.R. Davis IRA c/o Trust Co. of America which holds approximately 2,754 shares. This number also includes stock options, that have or will vest in the next 60 days, to purchase up to 35,192 shares.



                             STOCKHOLDER ACTION

Stockholders holding approximately 76.6% of our outstanding common stock have approved and ratified the following resolution amending our Articles of Incorporation:

RESOLVED, that Article I of the Article of Incorporation of the Company shall be amended to read as follows:

                                 ARTICLE I

                                    NAME

The name of the Corporation shall be:   Redwood Entertainment Group, Inc.



                        APPROVAL OF FORWARD SPLIT OF
                         3 SHARES FOR EACH 1 SHARE
                           OF COMMON STOCK OWNED

     The Board of Directors unanimously approved, and the majority of shares entitled to vote approved, on February 21, 2003, that the Company shall forward split its shares of Common Stock Three (3) shares for each one (1) share owned by the shareholder. The Board of Directors has declared that February 23, 2003 shall be the record date and the split shall be effective as of March 3, 2002.

     After the effectiveness of the forward split, the Company will have a total of 16,038,684 shares of common stock issued and outstanding. It is the belief of the Company that the forward split will result in more daily volume in the sale of the stock.

                           ACQUISITION OF ASSETS

     We have agreed to purchase The Michael Davis Company for a total purchase price of a total purchase price of $4,700,000, comprised of a promissory note for $500,000, payable over twelve months, with interest at the rate of 5%, plus shares of common stock valued at $4,200,000, to equal the balance of the purchase price.



                                     5


                      RELOCATION OF CORPORATE OFFICES

     The Company has relocated its Office to: 1201 West 5th Street Suite
F360, Los Angeles, California 90017.    The new phone number of the Company
is: (213) 534-3620. The Registrant has entered into a lease for the premises for a term of twenty-four months. The lease covers a total of 2,437 square feet. The rent is $4,874.00 per month. The space is adequate for the needs of the registrant for the foreseeable time period and for its operations.



                           ADDITIONAL INFORMATION

You may access additional information regarding the Company, including all reports filed with the Securities and Exchange Commission, through the Securities and Exchange Commission's EDGAR archives at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Brian R. Davis
                                        -------------------------------
                                        Brian R. Davis, Chairman of the Board







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